Exhibit 99.1



CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORTS  PURSUANT  TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



To the best of their knowledge the undersigned hereby certify that the Quarterly Report on Form 10-Q of Rollins, Inc. for the quarterly period ended September 30, 2002, fully complies with the requirements of Section 13(a) of The
Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  November 14, 2002      /s/ Gary W. Rollins
                              --------------------------------------------------
                              Gary W. Rollins
                              Chief Executive Officer, President
                              and Chief Operating Officer
                              (Member of the Board of Directors)





Date:  November 14, 2002      /s/ Harry J. Cynkus
                              --------------------------------------------------
                              Harry J. Cynkus
                              Chief Financial Officer and Treasurer
                              (Principal Financial and Accounting Officer)

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